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                                                                   Exhibit 4(iv)

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                                 AMENDMENT NO. 2

                                       TO

                                CREDIT AGREEMENT

                                      AMONG

                         AMERICAN GREETINGS CORPORATION,
                                 AS A BORROWER,

                     THE LENDING INSTITUTIONS NAMED HEREIN,
                                   AS LENDERS,

                                       AND

                               NATIONAL CITY BANK,
                  AS THE GLOBAL AGENT AND THE COLLATERAL AGENT

                           ---------------------------

                            DATED AS OF APRIL 1, 2005

                          ----------------------------

================================================================================

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      This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 1, 2005, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the "Company"); (ii) the Lenders, as defined in the Credit Agreement referred to below; and (iii) NATIONAL CITY BANK, as Global Agent and as Collateral Agent, each as defined in the Credit Agreement.

                                   RECITALS:

      A. The Company, the Foreign Subsidiary Borrowers from time to time party to the Credit Agreement, the Global Agent, the Collateral Agent, the Lenders, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent, are parties to an Amended and Restated Credit Agreement dated as of May 11, 2004 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement").

      B. The Company has requested that the Global Agent, the Collateral Agent, and the Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

      C. The Global Agent, the Collateral Agent, and the Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

                                   AGREEMENT:

      In consideration of the premises and mutual covenants herein and for other valuable consideration, the Company, the Global Agent, the Collateral Agent and the Lenders agree as follows:

      Section 1. Amendments.

      1.1 Amendment to Definitions. Section 1.01 of the Credit Agreement is hereby amended to delete the definition of "Permitted Subordinated Note Repurchase" therefrom and insert in place thereof the following:

            "Permitted Subordinated Note Repurchase" means the repurchase by the Company of any notes or other securities issued by the Company pursuant to the Subordinated Indenture in accordance with the Consent Solicitation Documents or, in the case of any Permitted Subordinated Note Repurchase made on or after April 1, 2005, in accordance with the terms of the Subordinated Indenture.

      1.2 Amendment to Restricted Payments Covenant.

            (a) Section 7.06(c)(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(c)(iii) the aggregate amount of all Cash Dividends made by the Company during any fiscal year shall not exceed the sum of $25,000,000 plus the Maximum Dividend Amount (as defined in Schedule 2 hereto);"

            (b) Section 7.06(d)(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(d)(iii) the aggregate amount of all Share Repurchases made by the Company during the term of this Agreement shall not exceed the sum of $200,000,000 plus the Maximum Share Repurchase Amount (as defined in
      Schedule 2 hereto); and"

            (c) Section 7.06(e) of the Credit Agreement is hereby amended to delete the words "February 28, 2005" therefrom and to insert the words "February 28, 2006" in place thereof.

      1.3 Replacement of Schedule 2. The Credit Agreement is hereby amended to replace Schedule 2 thereto with Schedule 2 attached to this Amendment.

      Section 2. Effectiveness.

      2.1 Conditions Precedent. The amendments set forth above shall become effective as of the date first written above (the "Amendment Effective Date") if on or before such date the following conditions have been satisfied:

            (i) this Amendment shall have been executed by the Company, the Global Agent, the Collateral Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Global Agent;

            (ii) the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment; and

            (iii) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Global Agent.

      2.2 Amendment Effective Date. The Global Agent shall provide the Company and the Lenders written notice immediately upon the occurrence of the Amendment Effective Date. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.

      Section 3. Miscellaneous.

      3.1 Representations and Warranties. The Company, by signing below, hereby represents and warrants to the Global Agent, the Collateral Agent, and the Lenders that:

            (i) the Company has the legal power and authority to execute and deliver this Amendment;

            (ii) the officers executing this Amendment on behalf of the Company have been duly authorized to execute and deliver the same and bind the Company with respect to the provisions hereof;

            (iii) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the Organizational Documents of the Company or any law applicable to the Company or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Company;

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            (iv) no Default or Event of Default exists under the Credit
      Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

            (v) upon the execution and delivery of this Amendment by the Company, this Amendment shall constitute a valid and binding obligation of the Company in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and

            (vi) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

      3.2 Waiver of Claims. The Company hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware arising out of or relating to the Credit Agreement and the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      3.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

      3.4 Credit Agreement Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

      3.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

      3.6 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      3.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE

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LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AMENDMENT OR
ANY OF THE OTHER LOAN DOCUMENTS.

      3.8 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                            [Signature pages follow.]

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      IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                AMERICAN GREETINGS CORPORATION

                                By: /s/ Stephen J. Smith
                                    ------------------------------------
                                    Name:  Stephen J. Smith
                                    Title: VP, Treasurer and Investor Relations

                                NATIONAL CITY BANK,
                                as the Global Agent, the Collateral Agent, the
                                  Swing Line Lender, a LC Issuer, and a Lender

                                By: /s/ Robert  S. Coleman
                                    ----------------------------------
                                    Name: Robert S. Coleman
                                    Title: Senior Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

              NAME OF INSTITUTION: National City Bank, Canada Branch

                                By: /s/ Caroline Stade
                                    -----------------------------
                                    Name: Caroline Stade
                                    Title: Vice President

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                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                NAME OF INSTITUTION: KeyBank National Association

                                By: /s/ Brendan A. Lawlor
                                   -------------------------------------
                                   Name: Brendan A. Lawlor
                                   Title: Senior Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

             NAME OF INSTITUTION: LaSalle Bank National Association

                                By: /s/ James P. Bahleda
                                    ------------------------------------
                                    Name: James P. Bahleda
                                    Title: Assistant Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

               NAME OF INSTITUTION: PNC Bank, National Association

                                By: /s/ Joseph G. Moran
                                    -----------------------------
                                    Name: Joseph G. Moran
                                    Title: Managing Director

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                 NAME OF INSTITUTION: JPMorgan Chase Bank, N.A.

                                By: /s/ Jason A. Rastovski
                                    --------------------------------
                                    Name: Jason A. Rastovski
                                    Title: Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                    NAME OF INSTITUTION: The Bank of New York

                                By: /s/ Kenneth R. McDonnell
                                    ---------------------------------
                                    Name: Kenneth R. McDonnell
                                    Title: Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                  NAME OF INSTITUTION: The Bank of Nova Scotia

                                By: /s/ V. Gibson
                                    ----------------------------
                                    Name: V. Gibson
                                    Title: Assistant Agent

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                 NAME OF INSTITUTION: The Northern Trust Company

                                By: /s/ David J. Sullivan
                                    ----------------------------
                                    Name: David J. Sullivan
                                    Title: Vice President

                                 Signature Page
                                       to
                      Amendment No. 2 to Credit Agreement,
                           dated as of April 1, 2005,
           by and among American Greetings Corporation, as a Borrower,
      National City Bank, as the Global Agent and the Collateral Agent, and
                            the Lenders party thereto

                     NAME OF INSTITUTION: Barclays Bank PLC

                                By: /s/ Danny Lopez
                                    --------------------------
                                    Name: Danny Lopez
                                    Title: Director

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                     GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

      Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 to Credit Agreement, dated as of April 1, 2005 (the "Amendment"). Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement (as defined in the Amendment).

      Each of the undersigned, by signing below, hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware arising out of or relating to the Subsidiary Guaranty and the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE AMENDMENT, THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      IN WITNESS WHEREOF, each of the undersigned has executed this Guarantor Acknowledgment and Agreement as of April 1, 2005.

                              AGCM, INC.
                              AG.COM, INC.
                              EAGENTS, INC.
                              EGCB, INC.

                              By: /s/ Stephen J. Smith
                                  ----------------------------
                                  Stephen J. Smith, Assistant Treasurer
                                  of each of the foregoing Subsidiary Guarantors

                              AGC HOLDINGS, INC.

                              By: /s/ Stephen J. Smith
                                  -------------------------------
                                  Stephen J. Smith, Vice President

                             AGC, INC.
                             A.G.C. INVESTMENTS, INC.
                             A.G. EUROPE, INC.
                             A.G. (UK), INC.
                             A.G. INDUSTRIES, INC.
                             CARLTON CARDS RETAIL, INC.
                             CARLTON (U.K.) RETAIL, INC.
                             CREATACARD, INC.
                             CREATACARD INTERNATIONAL
                                  LEASING, INC.
                             CUSTOM HOLDINGS, INC.
                             GIBSON GREETINGS, INC.
                             GIBSON GREETINGS INTERNATIONAL
                             LIMITED
                             JOHN SANDS (AUSTRALIA) LTD.
                             JOHN SANDS (N.Z.) LTD.
                             JOHN SANDS HOLDING CORPORATION
                             LEARNING HORIZONS, INC.
                             MAGARK LLC
                             MAGTENN LLC
                             MEMPHIS PROPERTY CORPORATION
                             PLUS MARK, INC.
                             QUALITY GREETING CARD
                                  DISTRIBUTING COMPANY, INC.
                             SUPERVEND, INC.
                             THOSE CHARACTERS FROM
                                  CLEVELAND, INC.

                             By: /s/ Stephen J. Smith
                                 ------------------------
                                 Stephen J. Smith, Treasurer of each of
                                 the foregoing Subsidiary Guarantors

                             BALLOON ZONE DISTRIBUTION, INC.

                             By: /s/ Michael Brown
                                 ---------------------------
                                 Michael Brown, Vice President